EXHIBIT 10.9
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

TO

Special Business Provisions (SBP) BCA-MS-65530-0019

BETWEEN

THE BOEING COMPANY

AND

SPIRIT AEROSYSTEMS, INC.

THIS AMENDMENT NUMBER 24 (“Amendment No. 24”) to Special Business Provisions BCA-MS-65530-0019 is made as of the last date executed below (“the “Effective Date”) by and between Spirit AeroSystems, Inc., a Delaware corporation having its principal office in Wichita, Kansas (“Spirit”) and The Boeing Company, a Delaware corporation, acting by and through its division, Boeing Commercial Airplanes (“Boeing”). Hereinafter, Spirit and Boeing may be referred to jointly as the “Parties”.

Now, therefore, in consideration of the mutual covenants set forth herein, the Parties agree as follows:

RECITALS

A.
The Parties have entered into the General Terms Agreement, GTA BCA-65520-0032, dated June 16, 2005 as amended from time to time (the “GTA”), the Special Business Provisions, BCA-MS-65530-0019, dated June 16, 2005 as amended from time to time (the "SBP") and the Memorandum of Agreement: 787 Interim Price Agreements, dated November 21, 2014, and now desire to again modify the SBP.

B.
The 787 Program includes designing and building the Program Airplane and Derivatives and Mission Improvement work as identified by the Parties. This Amendment No. 24 updates the SBP to incorporate the outcome of the Annual Price Adjustment for changes committed on and before December 31, 2014 and which are effective on or before Shipset Line Number [*****] and to incorporate the annual update of the traveled work cost estimating relationship values.

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment 24

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

AGREEMENT
NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, and for other good and valuable consideration, the value, receipt, and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.	Page 4 of the table of Amendments to the SBP is hereby deleted and replaced in its entirety as set forth in Exhibit 1 hereto.

2.
SBP Attachment 1 “Work Statement and Pricing” is hereby deleted and replaced in its entirety as set forth in Exhibit 2 hereto to incorporate the outcome of the Annual Price Adjustment for changes committed on and before December 31, 2014 and which are effective on or before Shipset Line Number [*****].

3.	SBP Attachment 2 “Production Article Definition and Contract Change Notices” Section B. “Contract Change Notices” is hereby deleted and replaced in its entirety as set forth in Exhibit 3 hereto to.

4.
SBP Attachment 3 “Price Status and Summary Tables” is hereby deleted and replaced in its entirety as set forth in Exhibit 4 hereto to incorporate the outcome of the Annual Price Adjustments completed to date, which includes changes committed on and before December 31, 2014 and which are effective on or before Shipset Line Number [*****].

5.	SBP Attachment 16 “Pricing Methodologies” Table A.1 is hereby deleted and replaced in its entirety with the following:

Traveled Work Nomenclature	Price Per Unit
SOI-A	$[*****]
SOI-B	$[*****]
Non-conformance EPD	$[*****]

6.
SBP Attachment 27 “Risk Sharing” Section II. “Baseline Prices and Risk Sharing Control Limits” Section A. is hereby deleted and replaced in its entirety as set forth in Exhibit 5 hereto to update the 787-8 SBP Attachment 1 Price to incorporate the outcome of the Annual Price Adjustment for changes committed on and before December 31, 2014 and which are effective on or before Shipset Line Number [*****].

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment 24

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Except as otherwise indicated, all terms defined in the GTA or SBP shall have the same meanings when used in this Amendment No. 24. This Amendment No. 24 constitutes the complete and exclusive agreement between the Parties with respect to the subject matter of this Amendment No. 24, and this Amendment No. 24 supersedes all previous agreements between the Parties relating to the subject matter of Amendment No. 24, whether written or oral. The GTA and SBP shall remain in full force and effect and are not modified, revoked, or superseded except as specifically stated in this Amendment No. 24.
The scope of Amendment No. 24 is limited to the impact of the Contract Change Notifications (CCNs) identified herein on 787-8 recurring pricing, 787-8 non-recurring pricing, and 787-9 non-recurring pricing. Boeing and Spirit reserve any and all rights with regards to initial Derivative pricing matters outside the scope of Amendment No. 24.

IN WITNESS WHEREOF, the duly authorized representatives of the Parties have executed this Amendment No. 24 as of the last date of execution set forth below.

The Boeing Company			Spirit AeroSystems Inc.
Acting by and through its division
Boeing Commercial Airplanes

By:	/s/ Jeff Loomis	By:	/s/ Leanna Hampton

Name:	Jeff Loomis	Name:	Leanna Hampton

Title:	Procurement Agent	Title:	Contracts Administrator

Date:	12/16/15	Date:	11/17/15

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment 24

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment 24 Exhibit 1

AMENDMENTS

Number 23 24
Description

Annual Price Adjustment thru Line Number [*****]
Updated SBP Attachments 1, 2, and 27
Boeing Performed Rework and Repair
Updated SBP Attachment 16 Table A.1

Annual Price Adjustment thru Line Number [*****]
Updated SBP Attachments 1, 2, 3 and 27
Boeing Performed Rework and Repair
Updated SBP Attachment 16 Table A.1

	Date 8/3/15 12/16/15	Approval J. Loomis L. Hampton J. Loomis L. Hampton

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment 24

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment 24 Exhibit 2

SBP ATTACHMENT 1 TO
SPECIAL BUSINESS PROVISIONS

WORK STATEMENT AND PRICING

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment 24

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment 24 Exhibit 2
SBP ATTACHMENT 1 TO
SPECIAL BUSINESS PROVISIONS

WORK STATEMENT AND PRICING (cont.)

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment 24

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment 24 Exhibit 3
SBP ATTACHMENT 2 TO
SPECIAL BUSINESS PROVISIONS
PRODUCTION ARTICLE DEFINITION AND CONTRACT CHANGE NOTICES (Continued)

B.    Contract Change Notices

The following Contract Change Notices (CCN’s) are hereby incorporated into this SBP.

B.1	Non-D/MI Contract Change Notices:

A. All CCN’s listed in this Section B.1 are inclusive of all revisions and cancellations issued on or before December 21, 2010:

CCN 1 through 318, 320 through 542, 544 through 762, 764 through 766, 768 through 779, 781 through 871, 873 through 889, 891 through 984, 986 through 990, 992 through 1024, 1028 through 1100, 1102 through 1142, 1144 through 1148, 1150 through 1162, 1164 through 1170, 1172 through 1240, 1242 through 1295, 1298 through 1420, 1422 through 1440, 1442 through 1452, 1454 through 1461, 1463 through 1472, 1474 through 1503, 1505 through 1564, 1566 through 1593, 1595 through 1611, 1613 through 1616, 1618 through 1623, 1625 through 1633, 1635 through 1658, 1661 through 1671, 1673 through 1686, 1688 through 1696, 1698, 1700 through 1709, 1710, 1712 through 1716, 1718 through 1748, 1750, 1751, 1753 through 1763, 1765 through 1810, 1814 through 1833, 1837 through 1844, 1846 through 1856, 1858 through 1866, 1868 through 1895, 1897, 1898, 1901, 1904 through 1906, 1908, 1909, 1911 through 1914, 1919, 1921 through 1925, 1928, 1933 through 1937, 1940 through 1943, 1946 through 1950, 1952 through 1963, 1968, 1973 through 1976, 1980, 1982, 1984, 1985, 1988 through 1993, 1995, 1999, 2000, 2004, 2005, 2007, 2014 through 2019, 2021.

B. All CCN’s listed in this Section B1.B. are inclusive of all revisions committed on and before December 31, 2011 and which are effective on or before Shipset Line Number [*****]:

CCN 319, 543, 763, 767, 780, 991,1025 through 1027, 1101, 1143, 1149, 1171,1296,1297,1421,1441,1473,1504,1565,1594,1617,1624,1634,1659,1660,1687, 1697,1699,1717,1749,1752,1764,1770,1834,1836,1926,1927,1929 through 1932, 1938,1939,1945,1951,1966,1967,1969,1971,1972,1977 through 1979, 1981,1983,1986,1987,1994,1996 through 1998, 2002,2003,2006,2008 through, 2013, 2020, 2022 through 2037, 2039 through 2058, 2060 through 2073, 2075 through 2111, 2113, 2115, 2116, 2118, 2120 through 2108, 2130 through 2135, 2137 through 2139, 2141, 2143, 2145 through 2157, 2160, 2161, 2162.

C. Subject to the statement of scope as set forth in SBP Amendment 21, all CCN’s listed in this Section B1.C. are inclusive of all revisions commited on and before December 31, 2012 and which are effective on or before Shipset Line Number [*****]:

CCN 1835, 1899, 1902, 1903, 1944, 1965, 1970, 2038, 2074, 2112, 2114, 2117, 2142, 2144, 2178.

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment 24

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment 24 Exhibit 3
SBP ATTACHMENT 2 TO
SPECIAL BUSINESS PROVISIONS

PRODUCTION ARTICLE DEFINITION AND CONTRACT CHANGE NOTICES (Continued)

D. Subject to the statement of scope as set forth in SBP Amendment 23, all CCN’s listed in this Section B.1.D are inclusive of all revisions committed on and before December 31, 2013 and which are effective on or before Shipset Line Number [*****]:

CCN 2001, 2059, 2129, 2140, 2172, 2197

E. Subject to the statement of scope as set forth in SBP Amendment 24, all CCN’s listed in this Section B.1.E are inclusive of all revisions committed on and before December 31, 2014 and which are effective on or before Shipset Line Number [*****]:

CCN 2171, 2173, 2200

B.2 D/MI PtP Contract Change Notices:

    Section 41 D/MI CCN’s: 1163, 1241, 1915, 1916, 2158, 2159, 2168, 2170R2, 2179
2198, 2201

    Pylon D/MI CCN’s: 1811, 1812, 2166, 2179, 2198, 2201

    Wing LE D/MI CCN’s: 2167, 2170R2, 2198, 2201

    CCN’s listed above are inclusive of any numerical formatting convention, i.e. CCN 1 is the same as CCN-00001 or CCN 0001.

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment 24

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment 24 Exhibit 4

SBP ATTACHMENT 3 TO
SPECIAL BUSINESS PROVISIONS

PRICE STATUS AND SUMMARY TABLES
(Reference SBP Section 7.8.2)

Price Status and Summary Tables - 787-8 Section 41

	Work Package	Total Recurring Price Adjustment for Shipsets [*****]	Total Recurring Price for Shipsets [*****]	Recurring Unit Price Adjustment for [*****]	Recurring Unit Price for [*****]	Recurring Unit Price Adjustment for [*****] thru yr [*****]	Recurring Unit Price for [*****] thru yr [*****]
Contract Award	Section 41	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Amend 6	Section 41	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Amend 11	Section 41	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Amend 12	Section 41	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Amend 13	Section 41	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Amend 14	Section 41	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Amend 15	Section 41	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Amend 16	Section 41	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		Total [*****]	Total [*****]
Amend 17	Section 41	[*****]	[*****]
Amend 18	Section 41	[*****]	[*****]
Amend 19	Section 41	[*****]	[*****]
Amend 20	Section 41	[*****]	[*****]
Amend 21	Section 41	[*****]	[*****]
Amend 22	Section 41	[*****]	[*****]
Amend 23	Section 41	[*****]	[*****]
Amend 24	Section 41	[*****]	[*****]

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment 24

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment 24 Exhibit 4

SBP ATTACHMENT 3 TO
SPECIAL BUSINESS PROVISIONS

PRICE STATUS AND SUMMARY TABLES (Cont.)

Price Status and Summary Tables - 787-8 Pylon

	Work Package	Total Recurring Price Adjustment for Shipsets [*****]	Total Recurring Price for Shipsets [*****]	Recurring Unit Price Adjustment for [*****]	Recurring Unit Price for [*****]	Recurring Unit Price Adjustment for [*****] thru yr [*****]	Recurring Unit Price for [*****] thru yr [*****]
Contract Award	Pylon	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Amend 8	Pylon	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Amend 9	Pylon	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Amend 11	Pylon	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Amend 12	Pylon	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Amend 13	Pylon	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Amend 14	Pylon	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Amend 15	Pylon	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Amend 16	Pylon	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		Total [*****]	Total [*****]
Amend 17	Pylon	[*****]	[*****]
Amend 18	Pylon	[*****]	[*****]
Amend 19	Pylon	[*****]	[*****]
Amend 20	Pylon	[*****]	[*****]
Amend 21	Pylon	[*****]	[*****]
Amend 22	Pylon	[*****]	[*****]
Amend 23	Pylon	[*****]	[*****]
Amend 24	Pylon	[*****]	[*****]

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment 24

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment 24 Exhibit 4

SBP ATTACHMENT 3 TO
SPECIAL BUSINESS PROVISIONS

PRICE STATUS AND SUMMARY TABLES (Cont.)

Price Status and Summary Tables - 787-8 Wing Leading Edge

	Work Package	Total Recurring Price Adjustment for Shipsets [*****]	Total Recurring Price for Shipsets [*****]	Recurring Unit Price Adjustment for [*****]	Recurring Unit Price for [*****]	Recurring Unit Price Adjustment for [*****] thru yr [*****]	Recurring Unit Price for [*****] thru yr [*****]
Contract Award	Wing LE	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Amend 9	Wing LE	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Amend 11	Wing LE	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Amend 12	Wing LE	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Amend 13	Wing LE	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Amend 14	Wing LE	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Amend 15	Wing LE	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Amend 16	Wing LE	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		Total [*****]	Total [*****]
Amend 17	Wing LE	[*****]	[*****]
Amend 18	Wing LE	[*****]	[*****]
Amend 19	Wing LE	[*****]	[*****]
Amend 20	Wing LE	[*****]	[*****]
Amend 21	Wing LE	[*****]	[*****]
Amend 22	Wing LE	[*****]	[*****]
Amend 23	Wing LE	[*****]	[*****]
Amend 24	Wing LE	[*****]	[*****]

Price Status and Summary Tables - Nose Landing Gear

	Work Package	Total Recurring Price Adjustment for Shipsets [*****]	Total Recurring Price for Shipsets [*****]	Recurring Unit Price Adjustment for [*****]	Recurring Unit Price for [*****]	Recurring Unit Price Adjustment for [*****] thru yr [*****]	Recurring Unit Price for [*****] thru yr [*****]
Contract Award	Nose LG	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Amend 17	Nose LG	[*****]
Amend 18	Nose LG	[*****]
Amend 19	Nose LG	[*****]

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment 24

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment 24 Exhibit 4

SBP ATTACHMENT 3 TO
SPECIAL BUSINESS PROVISIONS

PRICE STATUS AND SUMMARY TABLES (Cont.)

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment 24

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment 24 Exhibit 5

SBP ATTACHMENT 27 TO
SPECIAL BUSINESS PROVISIONS

Risk Sharing (cont.)

II. Baseline Prices and Risk Sharing Control Limits

A. The annual supplemental payment or credit process contained in this Attachment 27 shall utilize the following baseline prices and risk sharing control limits. All prices and calculations shall be made on a total Shipset basis and not at an individual Work Package basis. Upon the establishment of Pricing for a Derivative, a table applicable to such Derivative shall be established and used. Prior to each annual calculation of the supplemental payment or credit, Column (A) shall be updated to reflect the Shipset Prices as determined in each first calendar quarter update in accordance with SBP Section 7.2 and Attachment 16:

787-8 Model	(A)	(B)	(C)
	Attachment 1 Price	Upper Limit	Lower Limit
Shipsets [*****] - [*****]	[*****]	+[*****]%	-[*****]%
Shipsets [*****] - [*****]	[*****]	+[*****]%	-[*****]%
Shipsets [*****] - [*****]	[*****]	+[*****]%	-[*****]%
Shipsets [*****] - [*****]	[*****]	+[*****]%	-[*****]%
Shipsets [*****] - [*****]	[*****]	+[*****]%	-[*****]%
Shipsets [*****] - [*****]	[*****]	+[*****]%	-[*****]%

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment 24